UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: OCTOBER 9, 2007
(Date of earliest event reported)
Commission file number 000-04065

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)

Ohio	13-1955943
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

37 West Broad Street	43215
Columbus, Ohio	(Zip Code)
(Address of principal executive offices)
614-224-7141
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
     On October 9, 2007, Lancaster Colony Corporation (the “Company”) entered into an agreement (the “Agreement”) with a group of investors led by Barington Capital Group, L.P. that will avoid a proxy contest for the election of directors at the Company’s 2007 Annual Meeting of Shareholders. A copy of the joint press release announcing the Agreement is attached as Exhibit 99.1 hereto and is incorporated by reference herein. The full text of the Agreement is attached as Exhibit 99.2 hereto and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits:
99.1	Press Release, dated October 9, 2007.

99.2	Agreement by and among the Company, Barington Companies Equity Partners, L.P. and the other parties thereto, dated October 9, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lancaster Colony Corporation (Registrant)
Date: October 11, 2007	By:	/s/ John L. Boylan
John L. Boylan
Treasurer, Vice President, Assistant Secretary and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description	Located at
99.1	Press Release, dated October 9, 2007	Filed herewith

99.2	Agreement by and among the Company, Barington Companies Equity Partners, L.P. and the other parties thereto, dated October 9, 2007	Filed herewith